UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2016

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

2400 South 44th Street,

Manitowoc, Wisconsin 54221-0066

(Address of principal executive offices, including ZIP code)

(920) 684-4410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Foodservice Indenture

On February 18, 2016, in connection with the previously announced spin-off (the “Spin-Off”) of Manitowoc Foodservice, Inc. (“Manitowoc Foodservice”) from The Manitowoc Company, Inc. (“Manitowoc ParentCo”), Manitowoc Foodservice’s wholly owned subsidiary, MTW Foodservice Escrow Corp. (the “Foodservice Escrow Issuer”), entered into an indenture (the “Foodservice Indenture”) with Wells Fargo Bank, National Association, as trustee (in such capacity, the “Foodservice Trustee”). Pursuant to the Foodservice Indenture, on the same date, the Foodservice Escrow Issuer issued $425 million in aggregate principal amount of the Foodservice Escrow Issuer’s 9.500% senior notes due 2024 (the “Foodservice Notes”). The Foodservice Notes bear interest at a rate of 9.500% per year, payable in cash semi-annually on February 15 and August 15 of each year, commencing on August 15, 2016. The Foodservice Notes will mature on February 15, 2024, unless earlier repurchased or redeemed. The Foodservice Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be resold by the initial purchasers (the “Foodservice Purchasers”) to qualified institutional buyers pursuant to Rule 144A (and outside the United States in reliance on Regulation S) under the Securities Act.

Following the issuance of the Foodservice Notes, the Foodservice Escrow Issuer and Manitowoc Foodservice deposited the proceeds from the Foodservice Notes, together with an amount sufficient to fund a special mandatory redemption, as described below, into a segregated escrow account (the “Foodservice Escrow Account”). The funds will be released from escrow (the “Foodservice Escrow Release”) upon the delivery of an officers’ certificate to the escrow agent certifying, among other things, that substantially concurrently with the Foodservice Escrow Release, the following conditions will be satisfied:

•	the Spin-Off will be consummated within five business days and no later than July 1, 2016;

•	Manitowoc Foodservice will use the escrowed funds to (i) pay a cash dividend to Manitowoc ParentCo in an amount sufficient, together with Manitowoc ParentCo’s other cash on hand, to repay certain of Manitowoc ParentCo’s existing debt and credit facilities (the “Foodservice Dividend”) and (ii) pay certain fees and expenses, and Manitowoc ParentCo will use the proceeds from the Foodservice Dividend accordingly;

•	substantially concurrently with the Foodservice Escrow Release, the lenders under Manitowoc Foodservice’s new senior secured term loan B facility (the “Term Loan Facility”) will fund the term loan thereunder in an aggregate principal amount of at least $975 million, less any applicable discounts, fees and expenses;

•	immediately prior to the Foodservice Escrow Release, the Foodservice Escrow Issuer will be merged with and into Manitowoc Foodservice (the “Foodservice Escrow Merger”);

•

immediately prior to the Foodservice Escrow Release, Manitowoc Foodservice and each of its domestic restricted subsidiaries that is a borrower or a guarantor under the Term Loan Facility and Manitowoc Foodservice’s new senior secured revolving credit facility (the “Foodservice Guarantors”) will have executed a supplemental indenture pursuant to which Manitowoc Foodservice will assume the Foodservice Escrow Issuer’s obligations under the Foodservice Notes and the Foodservice Indenture and the Foodservice Guarantors will guarantee the Foodservice Notes as of the date of the Foodservice Escrow Release;

•	immediately prior to the Foodservice Escrow Release, Manitowoc Foodservice and the Foodservice Guarantors will execute a joinder to a related registration rights agreement;

•	Manitowoc Foodservice, the Foodservice Escrow Issuer and the Foodservice Guarantors will deliver certain opinions of counsel to the Foodservice Trustee and the Foodservice Purchasers, as required under the Foodservice Indenture and the purchase agreement related to the Foodservice Notes; and

•	no event of default under the Foodservice Indenture shall have occurred and be continuing (or would result therefrom).

If (x) by July 1, 2016, the escrow agent and the Foodservice Trustee have not received the officers’ certificate regarding the conditions for the Foodservice Escrow Release described above or (y) at any time prior to the Foodservice Escrow Release, (i) the Foodservice Escrow Issuer notifies the Foodservice Trustee in writing that the board of directors of Manitowoc ParentCo has determined, in its sole and absolute discretion, that the Spin-Off is not in the best interests of Manitowoc ParentCo or its shareholders or is otherwise not advisable and that Manitowoc ParentCo will not pursue the completion of the Spin-Off, (ii) Manitowoc ParentCo, in its sole discretion, publicly announces that it will not pursue the completion of the Spin-Off or (iii) the Foodservice Escrow Issuer notifies the Foodservice Trustee in writing that the conditions for the Foodservice Escrow Release cannot be satisfied on or prior to July 1, 2016, the Foodservice Escrow Issuer will be required to notify noteholders and redeem the Foodservice Notes within five business days thereafter at a special mandatory redemption price equal to 100% of the principal amount of the Foodservice Notes, together with the interest accrued on the Foodservice Notes from the issue date to but excluding the date of redemption.

From and after the Foodservice Escrow Release, the Foodservice Notes will be fully and unconditionally guaranteed, jointly and severally, on an unsecured basis by the Foodservice Guarantors. Prior to the Foodservice Escrow Release, the Foodservice Notes will be secured by a first-priority lien on and security interest in the Foodservice Escrow Account and the escrowed funds therein. From and after the Foodservice Escrow Release, the Foodservice Notes and the subsidiary guarantees will be senior unsecured obligations.

The Foodservice Escrow Issuer or, after the Foodservice Escrow Merger, Manitowoc Foodservice may redeem some or all of the Foodservice Notes from time to time at a redemption price equal to the principal amount of the notes to be redeemed plus certain premiums as set forth in the Foodservice Indenture. The Foodservice Escrow Issuer or, after the Foodservice Escrow Merger, Manitowoc Foodservice must generally offer to repurchase all of the outstanding Foodservice Notes upon the occurrence of certain specific change of control events at a purchase price equal to 101% of the principal amount of Foodservice Notes purchased plus accrued and unpaid interest to the date of purchase.

The Foodservice Indenture provides for customary events of default, including with respect to the escrow arrangements. Generally, if an event of default occurs (subject to certain exceptions), the Foodservice Trustee or the holders of at least 25% in aggregate principal amount of the then-outstanding Foodservice Notes may declare all the Foodservice Notes to be due and payable immediately.

Among other things, the Foodservice Indenture also limits the ability of Manitowoc Foodservice and its subsidiaries to engage in certain activities, including: incurring additional indebtedness or issuing certain preferred stock; paying dividends or making certain other restricted payments; incurring liens; entering into certain types of transactions with affiliates; and consolidating or merging with or into other companies or undergoing certain other fundamental changes (excluding the Foodservice Escrow Merger and the Spin-Off). If, in the future, the Foodservice Notes have investment grade credit ratings and no default or event of default exists under the Foodservice Indenture, certain of these covenants will no longer apply to the Foodservice Notes for so long as the Foodservice Notes are rated investment grade. These and other covenants contained in the Indenture are subject to important exceptions and qualifications.

The foregoing description of the Foodservice Notes and the Foodservice Indenture is not complete and is qualified in its entirety by reference to the Foodservice Indenture and the related form of Foodservice Note, which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Cranes Indenture

On February 18, 2016, also in connection with the Spin-Off, Manitowoc ParentCo’s wholly owned subsidiary, MTW Cranes Escrow Corp. (the “Cranes Escrow Issuer”), entered into an indenture (the “Cranes Indenture”) with Wells Fargo Bank, National Association, as trustee (in such capacity, the “Cranes Trustee”) and as collateral agent. Pursuant to the Cranes Indenture, on the same date, the Cranes Escrow Issuer issued $260 million in aggregate principal amount of its 12.75% senior secured second lien notes due 2021 (the “Cranes Notes”). The Cranes Notes bear interest at a rate of 12.75% per year, payable in cash semi-annually on February 15 and August 15 of each year, commencing on August 15, 2016. The Cranes Notes will mature on August 15, 2021, unless earlier repurchased or redeemed. The Cranes Notes have not been registered under the Securities Act, and will be resold by the initial purchasers (the “Cranes Purchasers”) to qualified institutional buyers pursuant to Rule 144A (and outside the United States in reliance on Regulation S) under the Securities Act.

Following the issuance of the Cranes Notes, the Cranes Escrow Issuer and Manitowoc ParentCo deposited the net proceeds from the Cranes Notes, together with an amount sufficient to fund a special mandatory redemption, as described below, into a segregated escrow account (the “Cranes Escrow Account”). The funds will be released from escrow (the “Cranes Escrow Release”) upon the delivery of an officer’s certificate to the escrow agent certifying, among other things, that substantially concurrently with the Cranes Escrow Release the following conditions will be satisfied:

•	the Spin-Off will be consummated within five business days and no later than July 1, 2016;

•	Manitowoc ParentCo will use the escrowed funds, together with the proceeds of the Foodservice Dividend and other borrowings, to (i) repay all of Manitowoc ParentCo’s outstanding $600 million aggregate principal amount of 8.50% senior notes due 2020 and all of Manitowoc ParentCo’s $300 million aggregate principal amount of 5.875% senior notes due 2022; (ii) repay all amounts outstanding under, and to terminate, Manitowoc ParentCo’s existing revolving credit facility and term loan facilities; (iii) repay certain other debt of Manitowoc ParentCo’s subsidiaries; and (iv) pay certain fees and expenses;

•	immediately prior to the Cranes Escrow Release, the Cranes Escrow Issuer will be merged with and into Manitowoc ParentCo (the “Cranes Escrow Merger”);

•	immediately prior to the Cranes Escrow Release, Manitowoc ParentCo and each of Manitowoc ParentCo’s domestic restricted subsidiaries that is a borrower or a guarantor under an asset-based revolving credit facility that Manitowoc ParentCo expects to enter into on or about the date of the Cranes Escrow Release (the “Cranes Guarantors”) will have executed a supplemental indenture, pursuant to which Manitowoc ParentCo will assume the Cranes Escrow Issuer’s obligations under the Cranes Notes and the Cranes Indenture and the Cranes Guarantors will guarantee the Cranes Notes as of the date of the Cranes Escrow Release;

•	Manitowoc ParentCo, the Cranes Escrow Issuer and the Cranes Guarantors will deliver certain opinions of counsel to the Cranes Trustee and the Cranes Purchasers, as required under the Cranes Indenture and the purchase agreement related to the Cranes Notes; and

•	no event of default under the Cranes Indenture shall have occurred and be continuing (or would result therefrom).

If (x) by July 1, 2016, the escrow agent and the Cranes Trustee have not received the officers’ certificate regarding the conditions for the Cranes Escrow Release described above or (y) at any time prior to the Cranes Escrow Release, (i) the Cranes Escrow Issuer notifies the Cranes Trustee in writing that the board of directors of Manitowoc ParentCo has determined, in its sole and absolute discretion, that the Spin-Off is not in the best interests of Manitowoc ParentCo or its shareholders or is otherwise not advisable and that Manitowoc ParentCo will not pursue the completion of the Spin-Off, (ii) Manitowoc ParentCo, in its sole discretion, publicly announces that it will not pursue the completion of the Spin-Off or (iii) the Cranes Escrow Issuer notifies the Cranes Trustee in writing that the conditions for the Cranes Escrow Release cannot be satisfied on or prior to July 1, 2016, the Cranes Escrow Issuer will be required to notify noteholders and redeem the Cranes Notes within five business days thereafter at a special mandatory redemption price equal to 100% of the issue price of the Cranes Notes, together with the interest accrued on the Cranes Notes from the issue date to but excluding the date of redemption.

Prior to the Cranes Escrow Release, the Cranes Notes will be secured by a first-priority lien on and security interest in the Cranes Escrow Account and the escrowed funds therein. From and after the Cranes Escrow Release, the Cranes Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior secured second lien basis by each of the Cranes Guarantors. From and after the Cranes Escrow Release, the Cranes Notes and the related guarantees will be secured by, and noteholders will have a second-priority security interest in, all capital stock held by Manitowoc ParentCo and the Cranes Guarantors and substantially all of the other property and assets held by Manitowoc ParentCo and the Cranes Guarantors, except for certain specific excluded assets.

The Cranes Escrow Issuer or, after the Cranes Escrow Merger, Manitowoc ParentCo may redeem some or all of the Cranes Notes from time to time at a redemption price equal to the principal amount of the notes to be redeemed plus certain premiums as set forth in the Cranes Indenture. The Cranes Escrow Issuer or, after the Cranes Escrow Merger, Manitowoc ParentCo must generally offer to repurchase all of the outstanding Cranes Notes upon the occurrence of certain specific change of control events at a purchase price equal to 101% of the principal amount of Cranes Notes purchased plus accrued and unpaid interest to the date of purchase.

The Cranes Indenture provides for customary events of default, including with respect to the escrow arrangements. Generally, if an event of default occurs (subject to certain exceptions), the Cranes Trustee or the holders of at least 25% in aggregate principal amount of the then-outstanding Cranes Notes may declare all the Cranes Notes to be due and payable immediately.

Among other things, the Cranes Indenture also limits the ability of Manitowoc ParentCo and its subsidiaries to engage in certain activities, including: incurring additional indebtedness or issuing certain preferred stock; paying dividends or making certain other restricted payments; incurring liens; entering into certain types of transactions with affiliates; and consolidating or merging with or into other companies (excluding the Cranes Escrow Merger and the Spin-Off). These and other covenants contained in the Indenture are subject to important exceptions and qualifications.

The foregoing description of the Cranes Notes and the Cranes Indenture is not complete and is qualified in its entirety by reference to the Cranes Indenture and the related form of Cranes Note, which are attached hereto as Exhibit 4.3 and Exhibit 4.4, respectively, and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of Manitowoc ParentCo and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainty that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•	possible negative effects on Manitowoc ParentCo’s business operations, assets or financial results as a result of the Spin-Off;

•	capitalization of the two independent companies;

•	unanticipated changes in revenues, margins, costs and capital expenditures;

•	the ability to significantly improve profitability;

•	the ability to increase operational efficiencies across each of Manitowoc ParentCo’s business segments and to capitalize on those efficiencies;

•	realization of anticipated earnings enhancements, cost savings, strategic options and other synergies, and the anticipated timing to realize those savings, synergies and options; and

•	risks and other factors cited in Manitowoc ParentCo’s filings with the United States Securities and Exchange Commission (the “SEC”).

Manitowoc ParentCo undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect Manitowoc ParentCo’s actual results of operations is included in its filings with the SEC, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(4.1)	Indenture, dated February 18, 2016, between MTW Foodservice Escrow Corp. and Wells Fargo Bank, National Association, as trustee.

(4.2)	Form of 9.500% Senior Note due 2024 (included as Exhibit A to Exhibit 4.1).

(4.3)	Indenture, dated February 18, 2016, between MTW Cranes Escrow Corp. and Wells Fargo Bank, National Association, as trustee and collateral agent.

(4.4)	Form of 12.75% Senior Secured Second Lien Note due 2021 (included as Exhibit A to Exhibit 4.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.

Date: February 24, 2016	By:	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of February 18, 2016

Exhibit Number	Description

(4.1)	Indenture, dated February 18, 2016, between MTW Foodservice Escrow Corp. and Wells Fargo Bank, National Association, as trustee.

(4.2)	Form of 9.500% Senior Note due 2024 (included as Exhibit A to Exhibit 4.1).

(4.3)	Indenture, dated February 18, 2016, between MTW Cranes Escrow Corp. and Wells Fargo Bank, National Association, as trustee and collateral agent.

(4.4)	Form of 12.75% Senior Secured Second Lien Note due 2021 (included as Exhibit A to Exhibit 4.3).